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                                                                   Exhibit 10.60

                             ASSIGNMENT OF CONTRACT

          This ASSIGNMENT OF CONTRACT (the "ASSIGNMENT") is made and entered into this _______ day of February, 2004 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("ASSIGNOR") and INLAND WESTERN IRVING LIMITED PARTNERSHIP, an Illinois limited partnership ("ASSIGNEE").

          Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as under that certain letter agreement dated as of November 25, 2003, as amended, and entered into by MacArthur Crossing Shopping Center Partners, L.P., as Seller, and Assignor, as (collectively, the "AGREEMENT"), solely as the Agreement applies to the sale and purchase of the property described by the Agreement, located at Los Colinas Boulevard and North MacArthur Boulevard, Irving, Dallas County, Texas, and being legally described in EXHIBIT A, attached hereto and made a part hereof.

     Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity. By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

                            (SIGNATURE PAGE FOLLOWS)

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                               SIGNATURE PAGE FOR
                         ASSIGNMENT OF CONTRACT BETWEEN
                    INLAND REAL ESTATE ACQUISITIONS, INC. AND
                    INLAND WESTERN IRVING LIMITED PARTNERSHIP


          IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

                               ASSIGNOR:


                               INLAND REAL ESTATE ACQUISITIONS, INC., an
                               Illinois corporation

                               By:   /s/ Lou Quilici
                                     --------------------------------
                               Name:     Lou Quilici
                                     --------------------------------
                               Title:    SRVP
                                     --------------------------------


                               ASSIGNEE:

                               INLAND WESTERN IRVING LIMITED
                               PARTNERSHIP, an Illinois limited partnership

                               By: Inland Western Irving GP, L.L.C., a Delaware limited liability company

                                    By: Inland Western Retail Real Estate Trust,
                                        Inc., a Maryland corporation, its sole
                                        member

                                        By:    /s/ Lou Quilici
                                              ---------------------------------
                                        Name:  Lou Quilici
                                              ---------------------------------
                                        Title: AUTHORIZE AGENT
                                              ---------------------------------


                                    EXHIBITS

                  EXHIBIT A: LEGAL DESCRIPTION OF THE PROPERTY

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                                    EXHIBIT A
                        LEGAL DESCRIPTION OF THE PROPERTY

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                                    EXHIBIT A
                                LEGAL DESCRIPTION

The following seven (7) tracts of land described on the following five (5) pages and consisting of

Tract 1 - Fee Estate

Tract 2 - Fee Estate

Tract 3 - Fee Estate

Tract 4 - Easement Estate created in Master Declaration of Restrictions, Grant of Easements and Operating Agreement executed by and between MacArthur Crossing Land Partners L.P. and Albertson's, Inc. dated January 30, 1995, filed for record February 1, 1995 and recorded in Volume 95021, Page 3671, Deed Records, Dallas County, Texas as amended by instruments recorded in Volume 95021, Page 3828, Volume 95062, Page 50, Volume 96239, Page 4879, Vol7ume 96239, Page 5022,
Volume 96244, Page 2481, Volume 97144, Page 6185, Volume 97195, Page 5710 and Volume 98155, Page 5144, Deed Records, Dallas County, Texas.

Tract 5 - Easement Estate created in Declaration of Common Access and Utility Easements executed by and between MacArthur Crossing Land Partners L.P. and present and future land owners dated October 31, 1995, filed for record November 1, 1995 and recorded in Volume 95214, Page 88, Deed Records, Dallas County, Texas, as corrected by instruments recorded in Volume 96037, Page 2561 and Volume 96052, Page 3638, Deed Records, Dallas County, Texas.

Tract 6 - Easement Estate created in Declaration of Common Access and Utility Easements executed by and between MacArthur Crossing Land Partners L.P. and present and future land owners dated July 31, 1995, filed for record July 31, 1995 and recorded in Volume 95147, Page 1966, Deed Records, Dallas County, Texas.

Tract 7 - Easement Estate created in Mutual Declaration of Common Access and Utility Easements executed by and between MacArthur Crossing Land Partners L.P. and Cheddars, Inc., dated August 23, 1995, filed for record September 18, 1995 and recorded in Volume 95182, Page 6194, Deed Records, Dallas County, Texas.

Tract 8 - Beneficial Interest Estate

Tract 9 - Beneficial Interest Estate

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                                    EXHIBIT A
                                LEGAL DESCRIPTION

TRACT 1:

BEING a tract of land situated in the W.E. FERGUSON SURVEY, Abstract No. 490, City of Irving, Dallas County, Texas, and being all of Lot 4, Block A of the SECOND AMENDED PLAT of MACARTHUR CROSSING ADDITION, an addition to the City of Irving as recorded in Volume 95143, Page 0891 of the Deed Records of Dallas County, Texas (DRDCT), and being more particularly described as follows:

BEGINNING at an "x" cut in concrete set for corner, said "x" cut being the most northwesterly corner of said Lot 4, Block A and being in the easterly right-of-way line of MACARTHUR BOULEVARD (variable width right-of-way);

THENCE departing the easterly right-of-way line of said MACARTHUR BOULEVARD and along the northerly line of said Lot 4, Block A as follows:

     South 89 degrees 38 minutes 50 seconds East a distance of 60.00 feet to an "x" cut in concrete set for corner;

     South 00 degrees 21 minutes 10 seconds West a distance of 35.46 feet to an "x" cut in concrete found for corner;

     South 89 degrees 38 minutes 50 seconds East a distance of 190.00 feet to an "x" cut in concrete found for corner, said "x" cut being the most northeasterly corner of said Lot 4, Block A;

THENCE departing the northerly line of said Lot 4, Block A and along the easterly line of said Lot 4, Block A South 00 degrees 21 minutes 10 seconds West a distance of 174.02 feet to and "x" cut in concrete set for corner, said "x" cut being the most southeasterly corner of said Lot 4, Block A;

THENCE departing the easterly line of said Lot 4, Block A and along the southerly line of said Lot 4, Block A North 89 degrees 38 minutes 50 seconds West a distance of 250.00 feet to an "x" cut in concrete found for corner, said "x" cut being the most southwesterly corner of said Lot 4, Block A and being in the easterly right-of-way line of said MACARTHUR BOULEVARD;

THENCE departing the southerly line of said Lot 4, Block A and along the westerly line of said Lot 4, Block A and the easterly right-of-way line of said MACARTHUR BOULEVARD North 00 degrees 21 minutes 10 seconds East a distance of
209.48 feet to the POINT OF BEGINNING;

CONTAINING within these metes and bounds 1.048 acres or 45,633 square feet of land, more or less. Bearings shown hereon are based on the SECOND AMENDED PLAT of MACARTHUR CROSSING ADDITION, an addition to the City of Irving as recorded in Volume 95143, Page 0891 of the Deed Records of Dallas County, Texas (DRDCT).

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TRACT 2:

BEING a tract of land situated in the W.E. FERGUSON SURVEY, Abstract No. 490, City of Irving, Dallas County, Texas and being all of LOT 9, BLOCK A of the SECOND AMENDED Plat of MacARTHUR CROSSING ADDITION, an addition to the City of Irving recorded in Volume 95143, Page 0891 of the Deed Records of Dallas County, Texas (DRDCT) and being more particularly described as follows;

BEGINNING at a 5/8 inch iron rod found in concrete at the most northerly northwesterly corner of said LOT 9, BLOCK A said point being found in the southerly Right-of-Way line of INTERSTATE HIGHWAY NO. 635 (variable width Right-of-Way);

THENCE departing the westerly line of said LOT 9, BLOCK A and along the southerly Right-of-Way line of said INTERSTATE HIGHWAY NO. 635 South 75 degrees 09 minutes 33 seconds East a distance of 169.60 feet to a 1/2 inch iron rod set for corner in the westerly line of LOT 11, BLOCK A of said MacARTHUR CROSSING ADDITION;

THENCE departing the southerly Right-of-Way line of said INTERSTATE HIGHWAY NO. 635 and along the westerly line of said LOT 11, BLOCK A as follows;

     South 29 degrees 09 minutes 04 seconds West a distance of 126.69 feet to a "x" cut found for a point for corner

     South 00 degrees 21 minutes 10 seconds West a distance of 545.83 feet to a "x" cut set in concrete for corner said point being the most northeasterly corner of LOT 2, BLOCK A of said MacARTHUR CROSSING ADDITION;

THENCE departing the westerly line of said LOT 11, BLOCK A and along the northerly line of said LOT 2, BLOCK A as follows;

     North 89 degrees 38 minutes 50 seconds West a distance of 126.82 feet to a "x" cut set in concrete;

     South 00 degrees 21 minutes 10 seconds West a distance of 9.00 feet to a point on a one story brick building;

     North 89 degrees 38 minutes 50 seconds West a distance of 202.85 feet to a "x" cut found in concrete;

     North 00 degrees 21 minutes 10 seconds East a distance of 7.96 feet to a "x" cut found in concrete;

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     North 89 degrees 38 minutes 50 seconds West a distance of 510.55 feet to a
     "x" cut found in concrete for corner in the easterly Right-of-Way line of MacARTHUR BOULEVARD (variable width Right-of-Way);

THENCE departing the northerly line of said LOT 2, BLOCK A and along the easterly Right-of-Way line of said MacARTHUR BOULEVARD as follows;

     North 02 degrees 03 minutes 28 seconds East a distance of 37.32 feet to a "x" cut found in concrete;

     North 00 degrees 21 minutes 10 seconds East a distance of 18.98 feet to a "x" cut found in concrete for corner said point being the most southwesterly corner of LOT 3, BLOCK A of said MacARTHUR CROSSING ADDITION;

THENCE departing the easterly Right-of-Way line of said MacARTHUR BOULEVARD and along the southerly line of said LOT 3, BLOCK A South 89 degrees 38 minutes 50 seconds East a distance of 245.94 feet to a "x" cut found for corner said point being the most southeasterly corner of said LOT 3, BLOCK A;

THENCE departing the southerly line of said LOT 3, BLOCK A and along the easterly line of said LOT 3, BLOCK A North 00 degrees 21 minutes 10 seconds East a distance of 181.00 feet to a "x" cut set in concrete for corner said point being the most northeasterly corner of said LOT 3, BLOCK A;

THENCE departing the easterly line of said LOT 3, BLOCK A and along the northerly line of said LOT 3, BLOCK A North 89 degrees 38 minutes 50 seconds West a distance of 250.00 feet to a "x" cut set in concrete for corner in the easterly Right-of-Way line of said MacARTHUR BOULEVARD said point being the most northwesterly corner of said LOT 3, BLOCK A;

THENCE departing the northerly line of said LOT 3, BLOCK A and along the easterly Right-of-Way line of said MacARTHUR BOULEVARD North 00 degrees 21 minutes 10 seconds East a distance of 41.00 feet to a "x" cut set in concrete for corner said point being the most southwesterly corner of LOT 4, BLOCK A of said MacARTHUR CROSSING ADDITION;

THENCE departing the easterly Right-of-Way line of said MacARTHUR BOULEVARD and along the southerly line of said LOT 4, BLOCK A South 89 degrees 38 minutes 50 seconds East a distance of 250.00 feet to a "x" Cut set in concrete for corner said point being the most southeasterly corner of said LOT 4, BLOCK A;

THENCE departing the southerly line of said LOT 4, BLOCK A North 00 degrees 21 minutes 10 seconds East a distance of 229.89 feet to a "x" cut set in concrete for corner said point being the most southwesterly corner of LOT 7, BLOCK A of the said MacARTHUR CROSSING ADDITION;

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THENCE South 89 degrees 38 minutes 50 seconds East a distance of 490.00 feet to a "x" cut found in concrete for corner said point being the most southeasterly corner of LOT 8, BLOCK A of the said MacARTHUR CROSSING ADDITION;

THENCE along the easterly line of said LOT 8, BLOCK A North 00 degrees 21 minutes 10 seconds East a distance of 192.15 feet to the POINT OF BEGINNING;

CONTAINING within these metes and bounds 8.020 acres or 349,346 square feet of land more or less.


TRACT 3:

BEING a tract of land situated in the R.W. FRIER SURVEY, Abstract No. 491, Deed Records, Dallas County (DRDCT) and being all of Lot 2, Block C of MacARTHUR CROSSING, an addition to the City of Irving as recorded by the Second Amended Plat in Volume 95143, page 0891 and being more particularly described as follows:

COMMENCING at the southerly corner of a corner clip at the intersection of the southerly right-of-way line of LAS COLINAS BOULEVARD (variable right-of-way) and the easterly right-of-way line of MacARTHUR BOULEVARD (variable right-of-way);

THENCE along the easterly right-of-way line of MacARTHUR BOULEVARD as follows:

     South 00 degrees 21 minutes 10 seconds West, a distance of 145.58 feet to a PK. nail in concrete found for the POINT OF BEGINNING;

THENCE departing the easterly right-of-way line of MacARTHUR BOULEVARD and along the southerly and easterly line of Lot 1, Block C, MacARTHUR CROSSING as follows:

     EAST, a distance of 159.00 feet to a 1/2 inch iron rod found for corner;

     North 45 degrees 01 minutes 03 seconds East, a distance of 114.52 feet to a "x" Cut found in concrete for corner;

     NORTH, a distance of 152.00 feet to a "x" cut found in concrete in the southerly right-of-way line of LAS COLINAS BOULEVARD (variable right-of-way);

THENCE along the southerly right-of-way line of LAS COLINAS BOULEVARD as follows:

     South 89 degrees 38 minutes 50 seconds East, a distance of 268.09 feet to a "x" cut set in concrete for the beginning of a curve to the right having a radius of 795.00 feet, a chord bearing South 77 degrees 16 minutes 34 seconds East and a chord distance of 340.65 feet;

     Along said curve to the right through a central angle of 24 degrees 44 minutes 32 seconds, an arc length of 343.31 feet to a 1/2 inch iron rod with cap found for corner;

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THENCE departing the southerly right-of-way line of LAS COLINAS BOULEVARD and along the westerly line of Lot 6, Block C, MacARTHUR CROSSING, South 28 degrees 32 minutes 58 seconds West, a distance of 419.75 feet to a 1/2 inch iron rod set for corner;

THENCE along the northerly and westerly line of Lot 5, Block C, MacARTHUR CROSSING as follows:

     North 89 degrees 58 minutes 42 seconds West, a distance of 397.56 feet to a 1/2 inch iron rod with cap found for corner;

     South 00 degrees 01 minutes 18 seconds West, a distance of 188.40 feet to a 1/2 inch iron rod found for corner;

THENCE along the northerly line of Lot 3, Block C, MacARTHUR CROSSING, North 89 degrees 58 minutes 42 seconds West, a distance of 250.00 feet to a 3/8 inch iron rod found for corner in the easterly right-of-way line of MacARTHUR BOULEVARD;

THENCE along the easterly right-of-way line of MacARTHUR BOULEVARD as follows:

     North 00 degrees 01 minutes 18 seconds East, a distance of 203.99 feet to a 1/2 inch iron rod set for corner;

     North 03 degrees 02 minutes 25 seconds East, a distance of 140.36 feet to a 1/2 inch iron rod set for corner;

     North 00 degrees 21 minutes 10 seconds East, a distance of 56.45 feet to the POINT OF BEGINNING;

CONTAINING within these metes and bounds 7.424 acres or 323,374 square feet of land, more or less.


TRACT 8:  (Beneficial Interest Estate)

Lot 3, Block A, of MacArthur Crossing, an Addition to the City of Irving, Dallas County, Texas, according to the amended plat thereof recorded in Volume 95143, Page 891, of the Map Records of Dallas County, Texas.


TRACT 9:  (Beneficial Interest Estate)

Lot 5, Block A, of MacArthur Crossing, an Addition to the City of Irving, Dallas County, Texas, according to the amended plat thereof recorded in Volume 95143, Page 891, of the Map Records of Dallas County, Texas.